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                                                                   EXHIBIT 10.20

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                                  HSBC BANK USA

                                       AND

                        THE NEW YORK MORTGAGE COMPANY LLC

                        ---------------------------------

                                  FIRST AMENDED
                          CREDIT AND SECURITY AGREEMENT

                        ---------------------------------

                            Dated as of May 24, 2001

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                  FIRST AMENDED CREDIT AND SECURITY AGREEMENT

         THIS AGREEMENT, dated as of the Agreement Date between THE NEW YORK MORTGAGE COMPANY LLC, a New York limited liability company with offices at 304 Park Avenue South, New York, New York 10010 (the "Company"), and HSBC BANK USA, a banking corporation organized under the laws of the State of New York, with offices at c/o Mortgage Warehouse Lending Department, One HSBC Center, 27th Floor, Buffalo, New York 14203 ("HSBC"), evidences:

                                  INTRODUCTION

         This Agreement amends the Credit and Security Agreement between the Company and HSBC dated as of March 30, 2001 ("Prior Agreement") by increasing the Credit Amount to $20,000,000.00 and changing certain other terms and conditions. Capitalized terms not otherwise defined herein have the meanings given them in the Prior Agreement.

                                   AGREEMENTS:

         1.       The following definitions are amended to read as follows:

                  Agreement Date: May 24, 2001.

                  Credit Amount: TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00).

                  Credit Note: The Company's First Amended Credit Note to HSBC dated as of the Agreement Date.

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                                       -2-

         2.       Section 2.2 is amended to read as follows:

                  "2.2     Term. This Agreement will be in effect until February
25, 2002, when all amounts outstanding hereunder and under the Credit Note shall be due and payable; provided, however, that HSBC may earlier terminate this Agreement following at least 90 days prior written notice to the Company, and, at any time subsequent to ninety (90) days from the Agreement Date, the Company may terminate this Agreement following at least 90 days prior written notice to HSBC. No such termination shall affect the rights of the parties hereto as to any Advances previously made, which shall continue to be governed hereby.

         3.       Section 6.18 is amended to read as follows:

                  "6.18    Financial Covenants.

                           A.       Adjusted Net Worth. Maintain a minimum
Adjusted Net Worth of at least TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00).

                           B.       Total Liabilities to Adjusted Net Worth
Ratio. Maintain a ratio of total liabilities to Adjusted Net Worth of not more than (i) 12.5 to 1 at all times until December 31, 2001, and (ii) 10 to 1 thereafter.

         4. Except as modified herein, the Prior Agreement is ratified and confirmed. Borrower disclaims any offsets, defenses or counterclaims respecting its obligations under the Prior Agreement.

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                                      - 3 -

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and their corporate seals to be hereunto affixed, all as of the Agreement Date.

                                         THE NEW YORK MORTGAGE COMPANY LLC

                                         BY: /s/ STEVEN B. SCHNALL
                                             -----------------------------------
                                         NAME: STEVEN B. SCHNALL
                                         TITLE: PRESIDENT

                                         HSBC BANK USA

                                         BY: /s/ JAMES A. NOYES
                                             -----------------------------------
                                         NAME: JAMES A. NOYES
                                         TITLE: VICE PRESIDENT

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STATE OF NEW YORK )
                  ) SS.
COUNTY OF QUEENS  )

                  On the 24 day of May, 2001, before me, the undersigned, a notary public in and for said state, personally appeared STEVEN B. SCHNALL, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                   /s/ ANNA MARIN
                                             -----------------------------------
                                                       Notary Public
                                                        ANNA MARIN
                                             NOTARY PUBLIC, STATE OF NEW YORK
                                                      NO. 01MA5039882
                                                QUALIFIED IN QUEENS COUNTY
                                             COMMISSION EXPIRES MARCH 6, 2003

STATE OF PENNSYLVANIA )
                      ) SS.:
COUNTY OF MONTGOMERY  )

         On the 25 day of May, 2001, before me, the undersigned, a notary public in and for said state, personally appeared JAMES A. NOYES, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                             /s/ JoAnn Gerhart
                                             -----------------------------------
                                             Notary Public

                                                    Notarial Seal
                                            JoAnn Gerhart, Notary Public
                                        Upper Merion Twp., Montgomery County
                                         My Commission Expires Apr. 22, 2002
                                    Member, Pennsylvania Association of Notaries